Exhibit 99.2

Apartment Investment and Management Company
Financial and Share Information Adjusted for Special Dividends - September 2008

In December 2007, Aimco declared a special dividend, which was paid in a combination of cash and stock. In July 2008, Aimco declared a second special dividend, also payable in a combination of cash and stock. Accounting principles generally accepted in the United States (GAAP) require that all reported per share data, for current and prior periods, be adjusted to reflect the issuance of the shares in connection with these special dividends as if such shares had been issued at the beginning of the earliest period presented.

The purpose of this document is to provide additional information to users of Aimco’s financial information to facilitate an understanding of the effect of shares issued in connection with the special dividends on previously reported Earnings per share, Funds from Operations per share and Adjusted Funds from Operations per share. The analyses that follow this summary represent the detailed computations of the adjustments to these metrics resulting from the retroactive adjustments to reported weighted average shares and share equivalents as required by GAAP on a quarterly and annual basis for the years 2005, 2006, 2007 and the first half of 2008.

Aimco is not providing updated guidance; however, users of Aimco’s financial information should be aware that guidance provided during Aimco’s second quarter earnings conference call did not contemplate the number of shares to be issued in connection with the special dividend declared in July 2008, as the number of shares to be issued was not determinable at that time.

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005
Earnings — EPS
Originally reported	$2.76	$(0.43)	$(0.28)	$(0.22)	$0.03	$0.09	$0.69	$(0.48)	$0.17	$0.63	$(0.07)	$0.05	$0.06	$(0.22)
Effect of December 2007 special dividend	—	—	0.01	0.01	(0.00)	(0.00)	(0.03)	0.01	(0.01)	(0.03)	0.00	(0.00)	(0.00)	0.01
Effect of July 2008 special dividend	(0.17)	0.03	0.02	0.01	(0.00)	(0.01)	(0.04)	0.04	(0.01)	(0.04)	0.01	(0.01)	(0.00)	0.01

Adjusted EPS	$2.59	$(0.40)	$(0.25)	$(0.20)	$0.03	$0.08	$0.62	$(0.43)	$0.15	$0.56	$(0.06)	$0.04	$0.06	$(0.20)

Funds from operations — FFO
Originally reported	$0.83	$0.72	$0.87	$0.83	$0.88	$0.74	$0.88	$0.74	$0.73	$0.68	$0.60	$0.58	$0.67	$0.63
Effect of December 2007 special dividend	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
Effect of July 2008 special dividend	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)	(0.03)

Adjusted FFO	$0.78	$0.68	$0.78	$0.74	$0.79	$0.66	$0.79	$0.67	$0.66	$0.61	$0.54	$0.52	$0.59	$0.57

FFO before impairment and preferred redemption charges
Originally reported	$0.90	$0.72	$0.92	$0.86	$0.88	$0.75	$0.88	$0.78	$0.73	$0.70	$0.60	$0.65	$0.67	$0.67
Effect of December 2007 special dividend	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Effect of July 2008 special dividend	(0.06)	(0.04)	(0.06)	(0.05)	(0.05)	(0.04)	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)	(0.04)	(0.04)	(0.04)

Adjusted FFO before impairment and preferred redemption charges	$0.84	$0.68	$0.82	$0.77	$0.79	$0.67	$0.79	$0.70	$0.65	$0.63	$0.54	$0.58	$0.60	$0.60

Adjusted funds from operations — AFFO
Originally reported	$0.66	$0.51	$0.65	$0.58	$0.64	$0.58	$0.73	$0.58	$0.53	$0.55	$0.41	$0.40	$0.42	$0.51
Effect of December 2007 special dividend	—	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Effect of July 2008 special dividend	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)	(0.02)	(0.03)	(0.02)	(0.03)

Adjusted AFFO	$0.62	$0.48	$0.58	$0.52	$0.57	$0.52	$0.65	$0.52	$0.48	$0.49	$0.37	$0.35	$0.38	$0.46

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	2007	2006	2005
Earnings — EPS
Originally reported	$(0.38)	$1.00	$(0.18)
Effect of December 2007 special dividend	0.02	(0.05)	0.01
Effect of July 2008 special dividend	0.02	(0.06)	0.01

Adjusted EPS	$(0.34)	$0.89	$(0.16)

Funds from operations — FFO
Originally reported	$3.32	$3.04	$2.48
Effect of December 2007 special dividend	(0.15)	(0.14)	(0.11)
Effect of July 2008 special dividend	(0.20)	(0.18)	(0.15)

Adjusted FFO	$2.97	$2.72	$2.22

FFO before impairment and preferred redemption charges
Originally reported	$3.41	$3.09	$2.59
Effect of December 2007 special dividend	(0.16)	(0.14)	(0.12)
Effect of July 2008 special dividend	(0.20)	(0.18)	(0.15)

Adjusted FFO before impairment and preferred redemption charges	$3.05	$2.77	$2.32

Adjusted funds from operations — AFFO
Originally reported	$2.45	$2.39	$1.74
Effect of December 2007 special dividend	(0.11)	(0.11)	(0.08)
Effect of July 2008 special dividend	(0.15)	(0.14)	(0.11)

Adjusted AFFO	$2.19	$2.14	$1.55

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005
Earnings — EPS weighted average common shares outstanding, diluted
Originally reported	87,790	90,973	93,463	95,017	95,973	95,971	95,715	96,061	96,071	95,183	94,282	94,041	93,807	93,448
Effect of December 2007 special dividend	—	—	4,523	4,522	4,521	4,523	4,530	4,525	4,519	4,516	4,504	4,502	4,501	4,497
Effect of July 2008 special dividend	5,882	6,095	6,565	6,669	6,733	6,733	6,716	6,739	6,740	6,680	6,619	6,602	6,587	6,563

Adjusted EPS weighted average common shares outstanding, diluted	93,672	97,068	104,551	106,208	107,227	107,227	106,961	107,325	107,330	106,379	105,405	105,145	104,895	104,508

Funds from operations — FFO weighted average common shares outstanding, diluted
Originally reported	90,618	93,168	96,437	96,287	99,200	99,981	99,906	99,984	97,566	96,635	94,840	95,013	94,446	93,856
Effect of December 2007 special dividend	—	—	4,672	4,587	4,646	4,690	4,704	4,655	4,598	4,592	4,533	4,553	4,533	4,518
Effect of July 2008 special dividend	6,070	6,241	6,772	6,755	6,949	7,001	6,997	7,002	6,839	6,778	6,657	6,668	6,630	6,590

Adjusted FFO weighted average common shares outstanding, diluted	96,688	99,409	107,881	107,629	110,795	111,672	111,607	111,641	109,003	108,005	106,030	106,234	105,609	104,964

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Originally reported	90,637	93,168	96,437	96,287	99,200	99,981	99,906	100,038	97,566	96,635	94,840	95,117	94,446	93,856
Effect of December 2007 special dividend	—	—	4,672	4,587	4,646	4,690	4,704	4,658	4,598	4,592	4,533	4,558	4,533	4,518
Effect of July 2008 special dividend	6,072	6,241	6,772	6,755	6,949	7,001	6,997	7,006	6,839	6,778	6,657	6,675	6,630	6,590

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	96,709	99,409	107,881	107,629	110,795	111,672	111,607	111,702	109,003	108,005	106,030	106,350	105,609	104,964

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Originally reported	88,389	91,267	94,371	96,201	99,128	99,981	99,834	99,957	97,475	96,539	94,729	95,013	94,336	93,782
Effect of December 2007 special dividend	—	—	4,570	4,583	4,642	4,690	4,700	4,654	4,593	4,587	4,528	4,553	4,528	4,514
Effect of July 2008 special dividend	5,921	6,114	6,627	6,749	6,944	7,001	6,992	7,000	6,833	6,771	6,649	6,668	6,622	6,585

Adjusted AFFO weighted average common shares outstanding, diluted	94,310	97,381	105,568	107,533	110,714	111,672	111,526	111,611	108,901	107,897	105,906	106,234	105,486	104,881

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	2007	2006	2005
Earnings — EPS weighted average common shares outstanding, diluted
Originally reported	95,106	95,758	93,894
Effect of December 2007 special dividend	4,523	4,522	4,503
Effect of July 2008 special dividend	6,675	6,719	6,593

Adjusted EPS weighted average common shares outstanding, diluted	106,304	106,999	104,990

Funds from operations — FFO weighted average common shares outstanding, diluted
Originally reported	97,983	98,522	94,539
Effect of December 2007 special dividend	4,643	4,714	4,535
Effect of July 2008 special dividend	6,869	6,904	6,636

Adjusted FFO weighted average common shares outstanding, diluted	109,495	110,140	105,710

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Originally reported	97,983	98,536	94,565
Effect of December 2007 special dividend	4,643	4,714	4,536
Effect of July 2008 special dividend	6,869	6,905	6,638

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	109,495	110,155	105,739

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Originally reported	97,421	98,451	94,465
Effect of December 2007 special dividend	4,621	4,710	4,531
Effect of July 2008 special dividend	6,830	6,899	6,631

Adjusted AFFO weighted average common shares outstanding, diluted	108,872	110,060	105,627